Exhibit 10.17


                       FIRST AMENDMENT TO SECOND TERM NOTE
                              Loan No. 600804665-56


         The undersigned, CTI Industries Corporation, a Delaware corporation (the "Borrower"), hereby agrees with First American Bank, an Illinois banking corporation (the "Bank"), that the Second Term Note dated August 22, 1996, made by the Borrower payable to the order of the Bank in the original principal amount of $2,200,000.00 (the "Note"), shall be and hereby is amended as follows:

         Notwithstanding any contrary provision of the Note:

                  1. Commencing May 1, 1998 until maturity, the rate of interest on the Note shall be amended from a rate equal to eight and three-quarters percent (8.75%) per annum to a rate equal to eight and one-quarter percent (8.25%) per annum.

         All references in the Note to this "Note" or the like, shall be deemed to be references to the Note as amended by this Amendment.

         The Borrower hereby authorizes the Lender to affix this Amendment to the Note. Except as herein amended, the Note is ratified and confirmed and shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Note this 1st day of May, 1998.

                                               CTI INDUSTRIES CORPORATION


                                               By:_______________________
                                                  Stephen M. Merrick,
                                                  Chief Executive Officer

Agreed to as of this 1st day of May, 1998.

First American Bank


By:_______________________
   Martin J. Carmody,
   Exec. Vice President